UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 9, 2011

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 9, 2011 Stanley Black & Decker, Inc. issued a press release in Sweden and the United States announcing that its indirect wholly-owned Swedish subsidiary, SBD Holding AB, had purchased shares in Niscayah AB outside of its pending tender offer. The English language version of that press release is attached hereto as Exhibit 99.1.

Following those purchases, on August 9, 2011, Stanley Black & Decker, Inc. filed a statement with the Swedish Financial Supervisory Authority. A copy of that statement is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

99.1 The English language version of the Stanley Black & Decker, Inc. press release dated August 9, 2011, furnished pursuant to Item 7.01 hereof.

99.2 A statement filed with the Swedish Financial Supervisory Authority on August 9, 2011, furnished pursuant to Item 7.01 hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

August 9, 2011	By:	/s/ Bruce H. Beatt
		Name:	Bruce H. Beatt
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	The English language version of the Stanley Black & Decker, Inc. press release dated August 9, 2011, furnished pursuant to Item 7.01 hereof.

99.2	A statement filed with the Swedish Financial Supervisory Authority on August 9, 2011, furnished pursuant to Item 7.01 hereof.